                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Series:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Series (the "Funds"), in this Prospectus and Statement of Additional Information, of our reports dated December 11, 2002, on the statements of assets and liabilities as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from September 15, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information.

Portfolios

Smith Barney Premier Selections All Cap Growth Portfolio
Smith Barney Large Cap Core Portfolio
Smith Barney Growth and Income Portfolio
Smith Barney Government Portfolio

                                                                        KPMG LLP

New York, New York
February 26, 2003

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Series:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Series (the "Funds"), in these Prospectuses and Statement of Additional Information, of our reports dated December 11, 2002, on the statements of assets and liabilities as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information.

Portfolios

Smith Barney Large Cap Core Fund
Smith Barney Growth and Income Fund
Smith Barney International Fund

                                                                        KPMG LLP

New York, New York
February 26, 2003